Exhibit 99.1

Actuant Reorganizes Business Segments

MILWAUKEE--(BUSINESS WIRE)--March 16, 2009--Actuant Corporation (NYSE:ATU) today announced that the Company’s financial reporting segments are being modified to reflect changes in the portfolio due to acquisitions as well as business reporting lines. The Company will continue to report four operating segments - Industrial, Energy, Electrical and Engineered Solutions.

The Company’s former Industrial segment is being divided into two reporting segments, Industrial and Energy, to provide additional transparency to its growing energy related businesses. The new Industrial segment includes Enerpac, Simplex, Milwaukee Cylinder, Precision Sure-Lock and TT Fijnmechanica (TTF). The Energy segment will consist of the Hydratight joint integrity business and the recently acquired Cortland rope and cable business. The Electrical segment is virtually unchanged from the Company’s previous segment reporting except for the addition of the Turner Electric business from the previous Engineered Products segment. Finally, the former Engineered Products and Actuation Systems segments, with the exception of Turner Electric, will be combined into the new Engineered Solutions segment.

In addition, Actuant announced that its reportable product lines will be reorganized into the following: Industrial, Energy, Electrical Tools & Supplies, Power Transformation, Harsh Environment Electrical, Vehicle Systems and Other.

The segment and product line changes are effective for the Company’s second fiscal quarter of 2009. For comparative purposes, the Company has included as an attachment to this release certain unaudited historical financial results for both the new and prior segment and product line reporting structures. Additional comparative historical financial information will be filed with the SEC and will also be accessible on the Company’s website at www.actuant.com. The segment reorganization does not impact the Company’s consolidated audited balance sheet, statement of earnings or cash flows.

About Actuant

Actuant, headquartered in Butler, Wisconsin, is a diversified industrial company with operations in more than 30 countries. The Actuant businesses are market leaders in highly engineered position and motion control systems, rope and cable solutions and branded hydraulic and electrical tools and supplies. Since its creation through a spin-off in 2000, Actuant has grown its sales from $482 million to $1.66 billion in fiscal 2008. The Company employs a workforce of approximately 7,000 worldwide. Actuant trades on the NYSE under the symbol ATU. For further information on Actuant and its business units, visit the Company's website at www.actuant.com.

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE				FORMER REPORTING STRUCTURE
	FISCAL 2006	FISCAL 2007	FISCAL 2008		FISCAL 2006	FISCAL 2007	FISCAL 2008
SALES				SALES
INDUSTRIAL SEGMENT	$227,504	$278,733	$374,498	INDUSTRIAL SEGMENT	$337,965	$439,143	$586,898
ENERGY SEGMENT	110,461	160,410	212,400	ELECTRICAL SEGMENT	432,486	505,708	505,798
ELECTRICAL SEGMENT	450,558	527,848	529,964	ACTUATION SYSTEMS SEGMENT	386,243	419,445	445,583
ENGINEERED SOLUTIONS SEGMENT	412,635	491,757	547,081	ENGINEERED PRODUCTS SEGMENT	44,464	94,452	125,664
TOTAL	$1,201,158	$1,458,748	$1,663,943	TOTAL	$1,201,158	$1,458,748	$1,663,943

OPERATING PROFIT				OPERATING PROFIT
INDUSTRIAL SEGMENT	$66,535	$86,344	$113,809	INDUSTRIAL SEGMENT	$86,753	$121,285	$161,794
ENERGY SEGMENT	20,218	34,941	47,985	ELECTRICAL SEGMENT	41,730	40,084	33,596
ELECTRICAL SEGMENT	43,812	43,291	37,335	ACTUATION SYSTEMS SEGMENT	40,379	37,124	40,328
ENGINEERED SOLUTIONS SEGMENT	44,777	47,371	53,603	ENGINEERED PRODUCTS SEGMENT	6,480	13,454	17,014
CORPORATE / GENERAL	(16,367)	(21,079)	(30,910)	CORPORATE / GENERAL	(16,367)	(21,079)	(30,910)
TOTAL - EXCLUDING RESTRUCTURING CHARGES	$158,975	$190,868	$221,822	TOTAL - EXCLUDING RESTRUCTURING CHARGES	$158,975	$190,868	$221,822
RESTRUCTURING CHARGES	(4,910)	(5,395)	(10,473)	RESTRUCTURING CHARGES	(4,910)	(5,395)	(10,473)
TOTAL	$154,065	$185,473	$211,349	TOTAL	$154,065	$185,473	$211,349

OPERATING PROFIT %				OPERATING PROFIT %
INDUSTRIAL SEGMENT	29.2%	31.0%	30.4%	INDUSTRIAL SEGMENT	25.7%	27.6%	27.6%
ENERGY SEGMENT	18.3%	21.8%	22.6%	ELECTRICAL SEGMENT	9.6%	7.9%	6.6%
ELECTRICAL SEGMENT	9.7%	8.2%	7.0%	ACTUATION SYSTEMS SEGMENT	10.5%	8.9%	9.1%
ENGINEERED SOLUTIONS SEGMENT	10.9%	9.6%	9.8%	ENGINEERED PRODUCTS SEGMENT	14.6%	14.2%	13.5%
TOTAL - EXCLUDING RESTRUCTURING CHARGES	13.2%	13.1%	13.3%	TOTAL - EXCLUDING RESTRUCTURING CHARGES	13.2%	13.1%	13.3%

EBITDA				EBITDA
INDUSTRIAL SEGMENT	$67,586	$89,672	$121,073	INDUSTRIAL SEGMENT	$93,557	$132,725	$181,342
ENERGY SEGMENT	25,971	43,053	60,269	ELECTRICAL SEGMENT	48,861	48,803	43,535
ELECTRICAL SEGMENT	51,257	52,325	47,573	ACTUATION SYSTEMS SEGMENT	50,354	48,993	53,258
ENGINEERED SOLUTIONS SEGMENT	55,419	62,103	70,915	ENGINEERED PRODUCTS SEGMENT	7,461	16,632	21,695
CORPORATE / GENERAL	(15,555)	(21,044)	(30,308)	CORPORATE / GENERAL	(15,555)	(21,044)	(30,308)
TOTAL - EXCLUDING RESTRUCTURING CHARGES	$184,678	$226,109	$269,522	TOTAL - EXCLUDING RESTRUCTURING CHARGES	$184,678	$226,109	$269,522
RESTRUCTURING CHARGES	(4,910)	(5,395)	(10,473)	RESTRUCTURING CHARGES	(4,910)	(5,395)	(10,473)
TOTAL	$179,768	$220,714	$259,049	TOTAL	$179,768	$220,714	$259,049

EBITDA %				EBITDA %
INDUSTRIAL SEGMENT	29.7%	32.2%	32.3%	INDUSTRIAL SEGMENT	27.7%	30.2%	30.9%
ENERGY SEGMENT	23.5%	26.8%	28.4%	ELECTRICAL SEGMENT	11.3%	9.7%	8.6%
ELECTRICAL SEGMENT	11.4%	9.9%	9.0%	ACTUATION SYSTEMS SEGMENT	13.0%	11.7%	12.0%
ENGINEERED SOLUTIONS SEGMENT	13.4%	12.6%	13.0%	ENGINEERED PRODUCTS SEGMENT	16.8%	17.6%	17.3%
TOTAL - EXCLUDING RESTRUCTURING CHARGES	15.4%	15.5%	16.2%	TOTAL - EXCLUDING RESTRUCTURING CHARGES	15.4%	15.5%	16.2%

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE				FORMER REPORTING STRUCTURE
	FISCAL 2006	FISCAL 2007	FISCAL 2008		FISCAL 2006	FISCAL 2007	FISCAL 2008

INDUSTRIAL SEGMENT				INDUSTRIAL SEGMENT
INDUSTRIAL	$227,504	$278,733	$374,498	HIGH FORCE HYDRAULIC TOOLS	$227,504	$278,733	$374,498
ENERGY SEGMENT				ENERGY	110,461	160,410	212,400
ENERGY	110,461	160,410	212,400	TOTAL INDUSTRIAL	337,965	439,143	586,898
ELECTRICAL SEGMENT				ELECTRICAL SEGMENT
ELECTRICAL TOOLS & SUPPLIES	286,463	300,772	295,718	NORTH AMERICAN ELECTRICAL	140,952	138,767	128,667
HARSH ENVIRONMENT ELECTRICAL	77,650	89,874	111,177	EUROPEAN ELECTRICAL	145,511	162,005	167,051
POWER TRANSFORMATION	86,445	137,202	123,069	SPECIALTY ELECTRICAL	77,650	89,874	111,177
TOTAL ELECTRICAL	450,558	527,848	529,964	PROFESSIONAL ELECTRICAL	68,373	115,062	98,905
ENGINEERED SOLUTIONS SEGMENT				TOTAL ELECTRICAL	432,486	505,708	505,800
VEHICLE SYSTEMS	353,440	384,987	407,963	ACTUATION SYSTEMS AND ENGINEERED PRODUCTS SEGMENTS
OTHER	59,195	106,770	139,118	AUTOMOTIVE ACTUATION SYSTEMS	111,416	128,337	140,547
TOTAL ENGINEERED SOLUTIONS	412,635	491,757	547,081	RECREATIONAL VEHICLE ACTUATION SYSTEMS	97,529	108,270	83,962
TOTAL	$1,201,158	$1,458,748	$1,663,943	TRUCK ACTUATION SYSTEMS	144,495	148,380	183,454
				OTHER	77,267	128,910	163,282
				TOTAL ACTUATION SYSTEMS AND ENGINEERED PRODUCTS	430,707	513,897	571,245
				TOTAL	$1,201,158	$1,458,748	$1,663,943

SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE							FORMER REPORTING STRUCTURE
	FISCAL 2008					FISCAL 2009		FISCAL 2008					FISCAL 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1		Q1	Q2	Q3	Q4	TOTAL	Q1
SALES							SALES
INDUSTRIAL SEGMENT	$87,412	$87,344	$101,593	$98,149	$374,498	$90,524	INDUSTRIAL SEGMENT	$137,089	$130,802	$160,035	$158,972	$586,898	$164,506
ENERGY SEGMENT	49,677	43,458	58,442	60,823	212,400	73,982	ELECTRICAL SEGMENT	133,962	130,779	129,142	111,915	505,798	101,999
ELECTRICAL SEGMENT	140,293	135,785	135,311	118,575	529,964	108,057	ACTUATION SYSTEMS SEGMENT	112,899	109,764	122,850	100,070	445,583	85,347
ENGINEERED SOLUTIONS SEGMENT	137,761	133,042	149,310	126,968	547,081	107,417	ENGINEERED PRODUCTS SEGMENT	31,193	28,284	32,629	33,558	125,664	28,128
TOTAL	$415,143	$399,629	$444,656	$404,515	$1,663,943	$379,980	TOTAL	$415,143	$399,629	$444,656	$404,515	$1,663,943	$379,980

OPERATING PROFIT							OPERATING PROFIT
INDUSTRIAL SEGMENT	$25,662	$25,990	$31,054	$31,103	$113,809	$26,007	INDUSTRIAL SEGMENT	$37,976	$32,757	$43,692	$47,369	$161,794	$41,544
ENERGY SEGMENT	12,314	6,767	12,638	16,266	47,985	15,537	ELECTRICAL SEGMENT	10,426	11,239	8,074	3,858	33,596	3,762
ELECTRICAL SEGMENT	11,614	11,842	8,986	4,894	37,335	4,648	ACTUATION SYSTEMS SEGMENT	10,059	8,301	13,705	8,263	40,328	5,979
ENGINEERED SOLUTIONS SEGMENT	13,106	10,844	17,053	12,600	53,603	8,222	ENGINEERED PRODUCTS SEGMENT	4,235	3,146	4,260	5,373	17,014	3,129
CORPORATE / GENERAL	(6,415)	(7,743)	(8,203)	(8,549)	(30,910)	(3,197)	CORPORATE / GENERAL	(6,415)	(7,743)	(8,203)	(8,549)	(30,910)	(3,197)
TOTAL - EXCLUDING RESTRUCTURING CHARGES	$56,281	$47,700	$61,528	$56,314	$221,822	$51,217	TOTAL - EXCLUDING RESTRUCTURING CHARGES	$56,281	$47,700	$61,528	$56,314	$221,822	51,217
IMPAIRMENT CHARGE	-	-	-	-	-	(26,553)	IMPAIRMENT CHARGE	-	-	-	-	-	(26,553)
RESTRUCTURING CHARGE	(5,521)	(4,952)	-	-	(10,473)	-	RESTRUCTURING CHARGE	(5,521)	(4,952)	-	-	(10,473)	-
TOTAL	$50,760	$42,748	$61,528	$56,314	$211,349	$24,664	TOTAL	$50,760	$42,748	$61,528	$56,314	$211,349	$24,664

OPERATING PROFIT %							OPERATING PROFIT %
INDUSTRIAL SEGMENT	29.4%	29.8%	30.6%	31.7%	30.4%	28.7%	INDUSTRIAL SEGMENT	27.7%	25.0%	27.3%	29.8%	27.6%	25.3%
ENERGY SEGMENT	24.8%	15.6%	21.6%	26.7%	22.6%	21.0%	ELECTRICAL SEGMENT	7.8%	8.6%	6.3%	3.4%	6.6%	3.7%
ELECTRICAL SEGMENT	8.3%	8.7%	6.6%	4.1%	7.0%	4.3%	ACTUATION SYSTEMS SEGMENT	8.9%	7.6%	11.2%	8.3%	9.1%	7.0%
ENGINEERED SOLUTIONS SEGMENT	9.5%	8.2%	11.4%	9.9%	9.8%	7.7%	ENGINEERED PRODUCTS SEGMENT	13.6%	11.1%	13.1%	16.0%	13.5%	11.1%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	13.6%	11.9%	13.8%	13.9%	13.3%	13.5%	TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	13.6%	11.9%	13.8%	13.9%	13.3%	13.5%
EBITDA							EBITDA
INDUSTRIAL SEGMENT	$28,017	$27,840	$32,617	$32,599	$121,073	$27,039	INDUSTRIAL SEGMENT	$42,570	$37,386	$48,388	$52,998	$181,342	$48,600
ENERGY SEGMENT	14,553	9,546	15,771	20,399	60,269	21,561	ELECTRICAL SEGMENT	13,226	13,661	10,562	6,087	43,535	5,144
ELECTRICAL SEGMENT	14,495	14,340	11,553	7,186	47,573	6,103	ACTUATION SYSTEMS SEGMENT	13,292	11,428	16,402	12,136	53,258	9,336
ENGINEERED SOLUTIONS SEGMENT	17,422	15,194	20,811	17,488	70,915	12,904	ENGINEERED PRODUCTS SEGMENT	5,399	4,445	5,400	6,451	21,695	4,527
CORPORATE / GENERAL	(6,632)	(7,522)	(7,991)	(8,163)	(30,308)	(3,110)	CORPORATE / GENERAL	(6,632)	(7,522)	(7,991)	(8,163)	(30,308)	(3,110)
TOTAL - EXCLUDING IMPAIRMENT /	$67,855	$59,398	$72,761	$69,509	$269,522	$64,497	TOTAL - EXCLUDING IMPAIRMENT /	$67,855	$59,398	$72,761	$69,509	$269,522	$64,497
RESTRUCTURING CHARGES							RESTRUCTURING CHARGES
IMPAIRMENT CHARGE	-	-	-	-	-	(26,553)	IMPAIRMENT CHARGE	-	-	-	-	-	(26,553)
RESTRUCTURING CHARGE	(5,521)	(4,952)	-	-	(10,473)	-	RESTRUCTURING CHARGE	(5,521)	(4,952)	-	-	(10,473)	-
TOTAL	$62,334	$54,446	$72,761	$69,509	$259,049	$37,944	TOTAL	$62,334	$54,446	$72,761	$69,509	$259,049	$37,944

EBITDA %							EBITDA %
INDUSTRIAL SEGMENT	32.1%	31.9%	32.1%	33.2%	32.3%	29.9%	INDUSTRIAL SEGMENT	31.1%	28.6%	30.2%	33.3%	30.9%	29.5%
ENERGY SEGMENT	29.3%	22.0%	27.0%	33.5%	28.4%	29.1%	ELECTRICAL SEGMENT	9.9%	10.4%	8.2%	5.4%	8.6%	5.0%
ELECTRICAL SEGMENT	10.3%	10.6%	8.5%	6.1%	9.0%	5.6%	ACTUATION SYSTEMS SEGMENT	11.8%	10.4%	13.4%	12.1%	12.0%	10.9%
ENGINEERED SOLUTIONS SEGMENT	12.6%	11.4%	13.9%	13.8%	13.0%	12.0%	ENGINEERED PRODUCTS SEGMENT	17.3%	15.7%	16.5%	19.2%	17.3%	16.1%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	16.3%	14.9%	16.4%	17.2%	16.2%	17.0%	TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	16.3%	14.9%	16.4%	17.2%	16.2%	17.0%

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

RESULTS BY REPORTING SEGMENT

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2007						FISCAL 2007
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL
SALES						SALES
INDUSTRIAL SEGMENT	$63,945	$65,626	$73,556	$75,606	$278,733	INDUSTRIAL SEGMENT	$103,935	$96,501	$115,852	$122,855	$439,143
ENERGY SEGMENT	39,990	30,875	42,296	47,249	160,410	ELECTRICAL SEGMENT	122,017	123,599	127,653	132,439	505,708
ELECTRICAL SEGMENT	127,088	128,605	133,683	138,472	527,848	ACTUATION SYSTEMS SEGMENT	105,654	97,656	111,768	104,367	419,445
ENGINEERED SOLUTIONS SEGMENT	111,960	115,914	135,555	128,328	491,757	ENGINEERED PRODUCTS SEGMENT	11,377	23,264	29,817	29,994	94,452
TOTAL	$342,983	$341,020	$385,090	$389,655	$1,458,748	TOTAL	$342,983	$341,020	$385,090	$389,655	$1,458,748

OPERATING PROFIT						OPERATING PROFIT
INDUSTRIAL SEGMENT	$18,814	$19,919	$23,154	$24,457	$86,344	INDUSTRIAL SEGMENT	$28,958	$24,203	$33,259	$34,865	$121,285
ENERGY SEGMENT	10,144	4,284	10,105	10,408	34,941	ELECTRICAL SEGMENT	9,357	9,535	10,341	10,851	40,084
ELECTRICAL SEGMENT	10,115	10,309	11,192	11,675	43,291	ACTUATION SYSTEMS SEGMENT	8,614	7,954	10,994	9,562	37,124
ENGINEERED SOLUTIONS SEGMENT	9,509	10,268	14,212	13,382	47,371	ENGINEERED PRODUCTS SEGMENT	1,653	3,088	4,069	4,644	13,454
CORPORATE / GENERAL	(4,944)	(4,105)	(5,756)	(6,274)	(21,079)	CORPORATE / GENERAL	(4,944)	(4,105)	(5,756)	(6,274)	(21,079)
TOTAL - EXCLUDING IMPAIRMENT /	$43,638	$40,675	$52,907	$53,648	$190,868	TOTAL - EXCLUDING IMPAIRMENT /	$43,638	$40,675	$52,907	$53,648	$190,868
RESTRUCTURING CHARGES						RESTRUCTURING CHARGES
IMPAIRMENT CHARGE	-	-	-	-	-	IMPAIRMENT CHARGE	-	-	-	-	-
EUROPEAN ELECTRICAL RESTRUCTURING CHARGE	(109)	(3,776)	(434)	(1,076)	(5,395)	EUROPEAN ELECTRICAL RESTRUCTURING CHARGE	(109)	(3,776)	(434)	(1,076)	(5,395)
TOTAL	$43,529	$36,899	$52,473	$52,572	$185,473	TOTAL	$43,529	$36,899	$52,473	$52,572	$185,473

OPERATING PROFIT %						OPERATING PROFIT %
INDUSTRIAL SEGMENT	29.4%	30.4%	31.5%	32.3%	31.0%	INDUSTRIAL SEGMENT	27.9%	25.1%	28.7%	28.4%	27.6%
ENERGY SEGMENT	25.4%	13.9%	23.9%	22.0%	21.8%	ELECTRICAL SEGMENT	7.7%	7.7%	8.1%	8.2%	7.9%
ELECTRICAL SEGMENT	8.0%	8.0%	8.4%	8.4%	8.2%	ACTUATION SYSTEMS SEGMENT	8.2%	8.1%	9.8%	9.2%	8.9%
ENGINEERED SOLUTIONS SEGMENT	8.5%	8.9%	10.5%	10.4%	9.6%	ENGINEERED PRODUCTS SEGMENT	14.5%	13.3%	13.6%	15.5%	14.2%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT /	12.7%	11.9%	13.7%	13.8%	13.1%	TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT /	12.7%	11.9%	13.7%	13.8%	13.1%
RESTRUCTURING CHARGES						RESTRUCTURING CHARGES
EBITDA						EBITDA
INDUSTRIAL SEGMENT	$19,347	$20,572	$23,507	$26,246	$89,672	INDUSTRIAL SEGMENT	$31,356	$26,475	$35,738	$39,156	$132,725
ENERGY SEGMENT	12,009	5,903	12,231	12,910	43,053	ELECTRICAL SEGMENT	11,543	11,404	12,355	13,501	48,803
ELECTRICAL SEGMENT	12,382	12,255	13,284	14,404	52,325	ACTUATION SYSTEMS SEGMENT	11,339	10,928	14,179	12,547	48,993
ENGINEERED SOLUTIONS SEGMENT	12,404	14,063	18,212	17,424	62,103	ENGINEERED PRODUCTS SEGMENT	1,904	3,986	4,962	5,780	16,632
CORPORATE / GENERAL	(4,844)	(4,028)	(5,822)	(6,350)	(21,044)	CORPORATE / GENERAL	(4,844)	(4,028)	(5,822)	(6,350)	(21,044)
TOTAL - EXCLUDING IMPAIRMENT /	$51,298	$48,765	$61,412	$64,634	$226,109	TOTAL - EXCLUDING IMPAIRMENT /	$51,298	$48,765	$61,412	$64,634	$226,109
RESTRUCTURING CHARGES						RESTRUCTURING CHARGES
IMPAIRMENT CHARGE	-	-	-	-	-	IMPAIRMENT CHARGE	-	-	-	-	-
EUROPEAN ELECTRICAL RESTRUCTURING CHARGE	(109)	(3,776)	(434)	(1,076)	(5,395)	EUROPEAN ELECTRICAL RESTRUCTURING CHARGE	(109)	(3,776)	(434)	(1,076)	(5,395)
TOTAL	$51,189	$44,989	$60,978	$63,558	$220,714	TOTAL	$51,189	$44,989	$60,978	$63,558	$220,714

EBITDA %						EBITDA %
INDUSTRIAL SEGMENT	30.3%	31.3%	32.0%	34.7%	32.2%	INDUSTRIAL SEGMENT	30.2%	27.4%	30.8%	31.9%	30.2%
ENERGY SEGMENT	30.0%	19.1%	28.9%	27.3%	26.8%	ELECTRICAL SEGMENT	9.5%	9.2%	9.7%	10.2%	9.7%
ELECTRICAL SEGMENT	9.7%	9.5%	9.9%	10.4%	9.9%	ACTUATION SYSTEMS SEGMENT	10.7%	11.2%	12.7%	12.0%	11.7%
ENGINEERED SOLUTIONS SEGMENT	11.1%	12.1%	13.4%	13.6%	12.6%	ENGINEERED PRODUCTS SEGMENT	16.7%	17.1%	16.6%	19.3%	17.6%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT /	15.0%	14.3%	15.9%	16.6%	15.5%	TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT /	15.0%	14.3%	15.9%	16.6%	15.5%
RESTRUCTURING CHARGES						RESTRUCTURING CHARGES

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE							FORMER REPORTING STRUCTURE
	FISCAL 2008					FISCAL 2009		FISCAL 2008					FISCAL 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1		Q1	Q2	Q3	Q4	TOTAL	Q1

INDUSTRIAL SEGMENT							INDUSTRIAL SEGMENT
INDUSTRIAL	$87,412	$87,344	$101,593	$98,149	$374,498	$90,524	HIGH FORCE HYDRAULIC TOOLS	$87,412	$87,344	$101,593	$98,149	$374,498	$90,523
ENERGY SEGMENT							ENERGY	49,677	43,458	58,442	60,823	212,400	73,982
ENERGY	49,677	43,458	58,442	60,823	212,400	73,982	TOTAL INDUSTRIAL	137,089	130,802	160,035	158,972	586,898	164,505
ELECTRICAL SEGMENT							ELECTRICAL SEGMENT
ELECTRICAL TOOLS & SUPPLIES	79,326	76,658	72,534	67,200	295,718	63,195	NORTH AMERICAN ELECTRICAL	35,150	33,549	31,110	28,858	128,667	27,680
HARSH ENVIRONMENT ELECTRICAL	29,604	28,894	30,404	22,275	111,177	18,336	EUROPEAN ELECTRICAL	44,176	43,109	41,424	38,342	167,051	35,515
POWER TRANSFORMATION	31,363	30,233	32,373	29,100	123,069	26,526	SPECIALTY ELECTRICAL	29,604	28,894	30,404	22,275	111,177	18,336
TOTAL ELECTRICAL	140,293	135,785	135,311	118,575	529,964	108,057	PROFESSIONAL ELECTRICAL	25,032	25,227	26,204	22,442	98,905	20,469
ENGINEERED SOLUTIONS SEGMENT							TOTAL ELECTRICAL	133,962	130,779	129,142	111,917	505,800	102,000
VEHICLE SYSTEMS	103,419	100,159	113,065	91,320	407,963	72,749	ACTUATION SYSTEMS AND ENGINEERED
OTHER	34,342	32,883	36,245	35,648	139,118	34,668	PRODUCTS SEGMENT
TOTAL ENGINEERED SOLUTIONS	137,761	133,042	149,310	126,968	547,081	107,417	AUTOMOTIVE ACTUATION SYSTEMS	45,533	32,676	42,105	20,233	140,547	20,474
							RECREATIONAL VEHICLE ACTUATION SYSTEMS	32,531	22,069	21,624	7,738	83,962	11,685
TOTAL	$415,143	$399,629	$444,656	$404,515	$1,663,943	$379,980	TRUCK ACTUATION SYSTEMS	25,355	45,414	49,336	63,349	183,454	40,590
							OTHER	40,673	37,889	42,414	42,306	163,282	40,726
							TOTAL ACTUATION SYSTEMS AND ENGINEERED PRODUCTS	144,092	138,048	155,479	133,626	571,245	113,475
							TOTAL	$415,143	$399,629	$444,656	$404,515	$1,663,943	$379,980

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

NET SALES BY PRODUCT LINE

NEW REPORTING STRUCTURE						FORMER REPORTING STRUCTURE
	FISCAL 2007						FISCAL 2007
	Q1	Q2	Q3	Q4	TOTAL		Q1	Q2	Q3	Q4	TOTAL

INDUSTRIAL SEGMENT						INDUSTRIAL SEGMENT
INDUSTRIAL	$63,945	$65,626	$73,556	$75,606	$278,733	HIGH FORCE HYDRAULIC TOOLS	$63,944	$65,625	$73,556	$75,608	$278,733
ENERGY SEGMENT						ENERGY SEGMENT	39,990	30,875	42,296	47,249	160,410
ENERGY	39,990	30,875	42,296	47,249	160,410	TOTAL INDUSTRIAL	103,934	96,500	115,852	122,857	439,143
ELECTRICAL SEGMENT						ELECTRICAL SEGMENT
ELECTRICAL TOOLS & SUPPLIES	76,907	75,331	74,113	74,421	300,772	NORTH AMERICAN ELECTRICAL	33,562	34,163	34,771	36,271	138,767
HARSH ENVIRONMENT ELECTRICAL	18,242	20,620	23,320	27,692	89,874	EUROPEAN ELECTRICAL	43,344	41,167	39,342	38,152	162,005
POWER TRANSFORMATION	31,939	32,654	36,250	36,359	137,202	SPECIALTY ELECTRICAL	18,243	20,620	23,320	27,691	89,874
TOTAL ELECTRICAL	127,088	128,605	133,683	138,472	527,848	PROFESSIONAL ELECTRICAL	26,868	27,649	30,220	30,325	115,062
ENGINEERED SOLUTIONS SEGMENT						TOTAL ELECTRICAL	122,017	123,599	127,653	132,439	505,708
VEHICLE SYSTEMS	97,988	88,640	102,657	95,702	384,987	ACTUATION SYSTEMS AND ENGINEERED
OTHER	13,972	27,274	32,898	32,626	106,770	PRODUCTS SEGMENTS
TOTAL ENGINEERED SOLUTIONS	111,960	115,914	135,555	128,328	491,757	AUTOMOTIVE ACTUATION SYSTEMS	32,328	28,760	36,194	31,055	128,337
						RECREATIONAL VEHICLE ACTUATION SYSTEMS	24,173	26,024	29,611	28,462	108,270
TOTAL	$342,983	$341,020	$385,090	$389,655	$1,458,748	TRUCK ACTUATION SYSTEMS	41,487	33,858	36,853	36,182	148,380
						OTHER	19,044	32,279	38,927	38,660	128,910
						TOTAL ACTUATION SYSTEMS AND	117,032	120,921	141,585	134,359	513,897
						ENGINEERED PRODUCTS
						TOTAL	$342,983	$341,020	$385,090	$389,655	$1,458,748

CONTACT:
Karen Bauer
Director, Investor Relations
262-373-7462